SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 20, 2012
Date of report (Date of earliest event reported)

Rotate Black, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-14039	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Street, Suite 201
PETOSKEY, MI 49770
(Address of Principal Executive Offices) (Zip Code)

231/347-0777
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 19, 2012, the Mississippi Gaming Commission (the “Commission”) granted to Rotate Black MS, LLC, an affiliate of Rotate Black, Inc. (the “Company”), approval as a legal gaming site for Rotate Black MS, LLC’s approximately nine and a half (9.5) acre site located at the Bert Jones Yacht Basin in Gulfport Mississippi.

Based upon feedback from the Commission, Rotate Black MS, LLC will be modifying its plans for first phase construction of its gaming project proposed for the site and will seek to obtain the Commission’s approval to proceed with development of the project at the earliest opportunity.

As noted in prior filings, the Company’s primary focus, since January 2010, is the development of a destination casino resort in Gulfport, Mississippi under a management agreement with Rotate Black MS, LLC, a Mississippi limited liability company.

Item 9.01	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rotate Black, Inc. (Registrant)

Date: April 20, 2012	By:	/s/ JOHN C. PAULSEN
Name: John C. Paulsen
Title: Chief Executive Officer

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